EXHIBIT 10.15

                FIRST AMENDMENT TO CREDIT AGREEMENT

                               FIRST AMENDMENT (this "Amendment")
                        dated as of January 29, 2002 to the Credit
                        Agreement dated as of December 19, 2001
                        "Credit Agreement"), between GENESIS CRUDE
                        OIL, L.P., ("Genesis Crude Oil"), GENESIS
                        ENERGY L.L.C. ("Genesis Energy L.L.C."),
                        GENESIS ENERGY, L.P. ("Genesis Energy L.P.")
                        and CITICORP NORTH AMERICA, INC., as
                        Administrative Agent, Collateral Agent and
                        Lender ("Citicorp North America").

             A.	Genesis Crude Oil and Citicorp North America are
parties to the Credit Agreement, pursuant to which Citicorp North America agreed to extend credit to Genesis Crude Oil, subject to the terms and conditions set forth therein. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

             B.	At the request of Genesis Crude Oil and pursuant
to the Credit Agreement, Citicorp North America has issued certain Guarantees which the parties intended to be treated as Letters of Credit pursuant to the Credit Agreement.

             C.	To make certain changes, the parties hereto
desire to amend the Credit Agreement as provided herein, subject to the terms and conditions set forth herein.

             Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereby agree as follows:

             SECTION 1.	Amendment to Credit Agreement.  The Credit
Agreement is, effective as of the date hereof and subject to the satisfaction of the condition precedent set forth in Section 2, hereby amended as follows:

             (a) Section 7.1(f) of the Credit Agreement is hereby amended by substituting the date March 31, 2002 for the date
February 28, 2002.

             (b) Section 7.2((B) of the Credit Agreement is hereby amended by substituting the date March 31, 2002 for the date
February 28, 2002.

             (c) Section 7.5 of the Credit Agreement is hereby amended to delete the word "and" at the end of subparagraph (d), add subparagraph "(e)" set forth below and renumber subparagraph "(e)" as subparagraph "(f)". The following subparagraph "(e)" is added:

             "(e) the sale of the following assets: two NYMEX seats sold in January of 2002 for $1,700,000; the sale of the Houma facility for an all cash purchase price not less than $ 650,000; and the sale of the Satsuma facility for an all cash
purchase price   not less than $ 450,000"; provided that, in
each case, the proceeds are used to make   the prepayments
required by Section 2.6(c) of the Agreement; and"

             (d) Section 8.1(r) of the Credit Agreement is hereby amended by substituting the date March 31, 2002 for the date
February 28, 2002.

             (e) Cost and Expenses. Genesis OLP agrees to pay on demand all cost and expenses of Citicorp North America in connections with the preparation, execution, delivery and administration, modification and amendment of this Amendment and any other documents to be delivered hereunder.

             SECTION 2.	Treatment of Guarantees.  All Guarantees
heretofore or hereafter issued by Citicorp North America at the request of Genesis Crude Oil shall be treated as Letters of Credit for purposes of the Credit Agreement, all indebtedness and obligations now or hereafter owing by Genesis Crude Oil or the Guarantors to Citicorp North America pursuant to the Guarantees shall be treated for all purposes as Obligations under the Credit Agreement and the Guarantees shall be treated as a Loan Document for all purposes under the Credit Agreement.

             SECTION 3.	Conditions of Effectiveness.  This Amendment
shall become effective as of the date first written when, and only when, Citicorp North America shall have received counterparts of this Amendment executed by Genesis Crude Oil, Genesis Energy L.L.C. and Genesis Energy L.P. This Amendment is subject to the provisions of Section 10.1 of the Credit
Agreement.

             SECTION 4.	Miscellaneous.  (a) THIS AMENDMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS
OF THE STATE OF NEW YORK.

             (b) This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument.

             (c) Except as specifically amended or modified hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended and modified hereby. The Credit Agreement, as amended and modified hereby, constitutes the entire agreement of the parties relating to the matters contained herein, superseding all prior contracts or agreements, whether oral or written, relating to the matters contained herein or therein.

             IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.


BORROWER:                     GENESIS CRUDE OIL, L.P.
                              By:  GENESIS ENERGY, L.L.C.,
                                   its general partner

                              By:  /s/  Ross A. Benavides
                                   --------------------------
                                   Name:  Ross A. Benavides
                                   Title: Chief Financial
                                          Officer, General
                                          Counsel & Secretary

GUARANTORS:                   GENESIS ENERGY, L.P.
                              By:  GENESIS ENERGY, L.L.C.,
                                   its general partner

                              By:  /s/  Ross A. Benavides
                                   --------------------------
                                   Name:  Ross A. Benavides
                                   Title: Chief Financial
                                          Officer, General
                                          Counsel & Secretary

                              GENESIS ENERGY, L.L.C.

                              By:  /s/  Ross A. Benavides
                                   --------------------------
                                   Name:  Ross A. Benavides
                                   Title: Chief Financial
                                          Officer, General
                                          Counsel & Secretary

                              Address for Borrower and
                               Guarantors:

                              500 Dallas Street, Suite 2500
                              Houston, Texas  77002
                              Attention:  Ross A. Benavides
                              Telephone:  713-860-2528
                              Fax:  713-860-2636


                              CITICORP NORTH AMERICA, INC.,
                              Administrative Agent, Collateral
                              Agent, LC Issuer and a Lender

                              By:  /s/  John Dorans
                                   --------------------------
                                   Name:  John Dorans
                                   Title:  Vice President

                              Address:

                              Citicorp North America, Inc.
                              1200 Smith Street, Suite 2000
                              Houston, Texas 77002
                              Attention:  Brian Smith
                              Telephone:  (713) 654-2911
                              Fax:  (713) 654-2849


                     CONSENT OF GUARANTORS

The undersigned, Guarantors under the referenced Credit Agreement and parties to the Guaranty dated as of December 19, 2001, in order to induce Citicorp North America, Inc. to execute the FIRST AMENDMENT TO CREDIT AGREEMENT, hereby (i) consent to the FIRST AMENDMENT TO CREDIT AGREEMENT, (ii) reaffirm their obligations under the Guaranty and (iii) agree that the Guaranty shall remain in full force and effect and shall apply to the Credit Agreement, as amended. Nothing contained in this Consent of Guarantors shall require the Agent or the Lenders under the Credit Agreement to give the Guarantors notice of future amendments to the Credit Agreement or shall impair or diminish the enforceability of the Guaranty as applicable to the Credit Agreement as amended in the future.

                              GENESIS ENERGY, L.L.C.

                              By:  /s/  Ross A. Benavides
                                   --------------------------
                                   Name:  Ross A. Benavides
                                   Title: Chief Financial
                                          Officer, General
                                          Counsel & Secretary


                                GENESIS ENERGY, L.P.

                              By:  Genesis Energy, L.L.C.,
                                   its General Partner

                              By:  /s/  Ross A. Benavides
                                   --------------------------
                                   Name:  Ross A. Benavides
                                   Title: Chief Financial
                                          Officer, General
                                          Counsel & Secretary


                              GENESIS PIPELINE TEXAS, L.P.

                              By:  Genesis Energy, L.L.C.,
                                   its General Partner

                              By:  /s/  Ross A. Benavides
                                   --------------------------
                                   Name:  Ross A. Benavides
                                   Title: Chief Financial
                                          Officer, General
                                          Counsel & Secretary


                              GENESIS PIPELINE USA, L.P.

                              By:  Genesis Energy, L.L.C.,
                                   its General Partner


                              By:  /s/  Ross A. Benavides
                                   --------------------------
                                   Name:  Ross A. Benavides
                                   Title: Chief Financial
                                          Officer, General
                                          Counsel & Secretary